SUPPLEMENT dated December  17, 1997


                                  TO THE PROSPECTUS OF

                           STANDISH TAX-SENSITIVE EQUITY FUND
                      STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND
                       STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                                 Dated January 27, 1997


Each Fund

       The following table replaces the Expense Information table on pages 2 and 3 of the attached Prospectus:


Shareholder Transaction Expenses                   Equity   Small     Tax Exempt
                                                   Fund     Cap        Fund
                                                            Fund
Maximum Sales Load Imposed on Purchases             None     None           None
Maximum Sales Load Imposed on Reinvested Dividends  None     None           None
    Deferred Sales Load                            None      None           None
    Redemption Fees                               None       None           None
Annual Operating Expenses                     Equity    Small         Tax Exempt
(as a percentage of average net assets)       Fund      Cap           Fund
                                                        Fund

    Management Fees (after fee reduction)*       0.00%       0.11%         0.31%
    12b-1 Fees                                    None        None          None
    Other Expenses+ (after expense limitation)*  0.50%       0.64%         0.34%
                                                 -----       -----         -----
    Total Fund Operating Expenses (after expense 0.50%       0.75%         0.65%
                                                 =====       =====         =====
         limitation)*
-------------------
*Standish has voluntarily and temporarily agreed to limit certain expenses of each Fund. In the absence of such agreements, the Management Fees, Other Expenses and Total Operating Expenses (as a percentage of average net assets) for the fiscal year ended September 30, 1997 would have been: Equity Fund -- 0.50%, 1.23% and 1.73%; Small Cap Fund -- 0.60%, 0.64% and 1.24%; and Tax Exempt
Fund -- 0.40%, 0.34% and 0.74%. The Equity Fund and the Small Cap Fund were subject to different expense limitations during the fiscal year ended September 30, 1997. Standish may revise or discontinue these agreements at any time although it has no current intention to do so.

+Other Expenses include custodian and transfer agent fees, registration costs, payments for insurance and audit and legal services.

Example
    Hypothetically assume that each Fund's annual return is 5% and that its operating expenses are exactly as described. For every $1,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:




After 1 Year                                             $5        $8         $6
After 3 years                                            16        24         21
After 5 Years                                            28        42         36
After 10 Years                                           63        93         81

       The purpose of the above table is to assist an investor in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. Total operating expenses are based on expenses for each Fund's fiscal year ended September 30, 1997 as adjusted for current expense limitations. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about each Fund's expenses.

                                     --------------

Each Fund

       The following disclosure replaces the first sentence of the second paragraph under the caption "Expenses" on page 19 of the attached Prospectus"


              The Adviser has voluntarily agreed to limit Total Fund Operating Expenses (excluding litigation, indemnification and other extraordinary expenses) of each Fund to the following percentages of each Fund's average daily net assets): Equity Fund -- 0.50%; Small Cap Fund -- 0.75%; and Tax Exempt Fund -- 0.65%. The Equity Fund and the Small Cap Fund were subject to different expense limitations during the fiscal year ended September 30, 1997.

                                     --------------

The Tax-Sensitive Funds

       The following supplements the description of the Tax-Sensitive Funds under the caption "Investment Objectives and Policies -- The Tax-Sensitive Funds" on page 9 of the Prospectus:

              The Tax-Sensitive Funds are designed for investors in the upper federal income tax brackets who seek the highest long-term after-tax total return.

              The Taxpayer Relief Act of 1997 (the "Act") was recently enacted into law and establishes different maximum rates of taxation for individuals on long-term capital gains. Prior to the Act, long-term capital gains distributed to individuals by mutual funds were taxed at federal tax rates of up to 28%. Subject to future Treasury regulations, such gains recognized after May 6, 1997 should be generally taxable to individual upper-bracket investors at the maximum federal tax rates of either (i) 28% if the assets were held for more than one year but not more than 18 months or (ii) 20% if the assets were held more than 18 months. Taxable dividends, other than from long-term capital gains, distributed to individuals by mutual funds continue to taxable at federal income tax rates of up to 39.6%, and the effective tax rate may be higher due to limitations at higher income levels on allowable deductions and exemptions. Shareholders should consult their own tax advisers about the effects of the Act in light of their particular circumstances.

              The Tax Sensitive Funds employ various techniques to seek the highest long-term total return after considering the impact of federal income taxes paid by shareholders on the Funds' distributions. In addition to those techniques described on page 7 of the Prospectus, when required to sell portfolio securities that will produce capital gains, each Tax-Sensitive Fund will select shares of the specific security with holding periods longer than 18 months (if any) when appropriate in order to allow individual investors in the Funds to benefit from the lower capital gains tax rate.

                                     --------------

Standish Small Cap Tax-Sensitive Equity Fund

       The following sentence replaces the first sentence of the second paragraph under the caption "Standish Small Cap Tax-Sensitive Equity Fund -- Investment Policies" on page 8 of the Prospectus:

       The common stocks of small capitalization growth companies in which the Small Cap Fund purchases have market capitalizations of up to and including $1 billion.


       The following sentence replaces the last sentence of the second paragraph under the caption "Risk Factors, Suitability and Other Investment Practices -- Investing in Small Capitalization Companies" on page 9 of the Prospectus:

       The Small Cap Fund will participate in initial public offerings of companies that are expected to have market capitalizations of up to $1 billion after consummation of the offering.

       The second to last sentence in the first paragraph under the caption "Risk Factors, Suitability and Other Investment Practices -- Foreign Securities" on page 10 of the Prospectus is deleted.